MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 99.4%

Silicon Laboratories, Inc.*†

13,214

$

476,893

Cree, Inc.*†

17,160

391,420

CONSUMER DISCRETIONARY 26.8%

DST Systems, Inc.*†

7,008

385,790

ACI Worldwide, Inc.*†

21,691

381,545

Aeropostale, Inc.*†

24,034

$

752,985

Amphenol Corp. — Class A

7,717

346,339

DreamWorks Animation

McAfee, Inc.*

9,630

327,709

SKG, Inc. — Class A*

24,097

718,332

Global Payments, Inc.†

7,005

326,433

Urban Outfitters, Inc.*†

19,790

617,250

Plantronics, Inc.†

13,829

308,663

NVR, Inc.*†

1,215

607,597

Alliance Data Systems

Ross Stores, Inc.†

15,313

543,918

Corp.*†

4,454

251,874

Strayer Education, Inc.†

2,597

542,955

ValueClick, Inc.*†

16,260

246,339

Getty Images, Inc.*†

15,100

512,343

Trimble Navigation Ltd.*

6,020

214,914

Toll Brothers, Inc.*

24,953

467,370

SRA International, Inc. —

Marvel Entertainment, Inc.*†

14,190

456,067

Class A*†

9,240

207,530

ITT Educational Services,

Harris Corp.

3,950

199,436

Inc.*

5,258

434,469

Gartner, Inc. — Class A*†

8,356

173,136

Dollar Tree, Inc.*†

11,301

369,430

Macrovision Solutions

The Warnaco Group, Inc.*†

8,276

364,723

Corp.*†

11,260

168,450

Valassis Communications,

Fair Isaac Corp.†

8,013

________

166,430

Inc.*†

28,493

356,732

Advance Auto Parts, Inc.

9,154

355,450

Chico's FAS, Inc.*†

65,059

349,367

Total Information Technology

________

7,236,640

Timberland Co. — Class A*†

21,355

349,154

Corinthian Colleges, Inc.*†

27,138

315,072

HEALTH CARE 16.8%

Under Armour, Inc.*†

12,080

309,731

Psychiatric Solutions, Inc.*†

21,878

827,864

Matthews International Corp.

Sepracor, Inc.*†

27,485

547,501

— Class A†

6,838

309,488

Invitrogen Corp.*†

13,240

519,802

John Wiley & Sons, Inc. —

Endo Pharmaceuticals

Class A

6,665

300,125

Holdings, Inc.*†

19,236

465,319

Career Education Corp.*†

19,875

290,374

Kinetic Concepts, Inc.*†

11,001

439,050

Chipotle Mexican Grill, Inc.

Techne Corp.*†

5,067

392,135

— Class A*†

3,266

269,837

Pharmaceutical Product

Scientific Games Corp. —

Development, Inc.

8,188

351,265

Class A*†

8,828

261,485

VCA Antech, Inc.*†

12,530

348,083

Williams-Sonoma, Inc.†

12,289

243,814

Apria Healthcare Group,

Sotheby's†

8,647

228,021

Inc.*†

17,878

346,654

Pacific Sunwear of California,

Hologic, Inc.*†

14,800

322,640

Inc.*†

25,825

220,287

Lincare Holdings, Inc.*

10,620

301,608

American Eagle Outfitters,

Community Health Systems,

Inc.†

15,210

207,312

Inc.*

9,039

298,106

Cheesecake Factory, Inc.*†

12,332

196,202

Gen-Probe, Inc.*†

5,516

261,900

O'Reilly Automotive, Inc.*†

8,066

180,275

ResMed, Inc.*†

7,311

261,295

Guess?, Inc.†

4,580

________

171,521

Par Pharmaceutical

Companies, Inc.*†

15,007

243,564

Total Consumer Discretionary

________

11,301,686

Affymetrix, Inc.*†

21,948

225,845

Henry Schein, Inc.*†

3,912

201,742

INFORMATION TECHNOLOGY 17.2%

Cerner Corp.*†

4,339

196,036

Covance, Inc.*†

2,224

191,308

Digital River, Inc.*†

21,740

838,729

Charles River Laboratories

Western Digital Corp.*†

18,055

623,439

International, Inc.*†

2,590

165,553

F5 Networks, Inc.*†

21,680

616,146

Flir Systems, Inc.*†

14,430

585,425

1

MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Market

Market

Shares

Value

Shares

Value

Medicis Pharmaceutical Corp.

Brown & Brown, Inc.†

16,255

$

282,675

— Class A†

7,624

$

________

158,427

Affiliated Managers Group,

Inc.*†

2,837

255,500

Total Health Care

________

7,065,697

SEI Investments Co.

10,837

________

254,886

ENERGY 11.2%

Total Financials

________

1,912,197

Encore Acquisition Co.*†

22,306

1,677,188

Cimarex Energy Co.†

10,598

738,362

CONSUMER STAPLES 3.4%

Pioneer Natural Resources

Hansen Natural Corp.*†

15,609

449,852

Co.†

5,806

454,494

NBTY, Inc.*

11,502

368,754

FMC Technologies, Inc.*†

5,518

424,500

Energizer Holdings, Inc.*†

4,948

361,649

Denbury Resources, Inc.*†

11,210

409,165

Church & Dwight Co., Inc.

4,554

________

256,618

Newfield Exploration Co.*†

5,632

367,488

Quicksilver Resources, Inc.*

9,038

349,228

Total Consumer Staples

________

1,436,873

Frontier Oil Corp.†

12,637

________

302,151

Total Common Stocks

Total Energy

________

4,722,576

(Cost $38,347,526)

________

41,903,342

INDUSTRIALS 10.2%

SECURITIES LENDING COLLATERAL 38.5%

Joy Global, Inc.†

9,010

683,228

Mount Vernon Securities

Navigant Consulting, Inc.*

28,997

567,181

Lending Trust Prime

Alliant Techsystems, Inc.*†

4,230

430,107

Portfolio

16,212,755

________

16,212,755

Graco, Inc.†

10,074

383,517

Dun & Bradstreet Corp.

3,840

336,538

Korn/Ferry International,

Total Securities Lending Collateral

Inc.*†

18,872

296,857

(Cost $16,212,755)

________

16,212,755

Fastenal Co.†

6,526

281,662

Corporate Executive Board

Face

Co.

6,368

267,774

Amount

Donaldson Co., Inc.†

5,988

267,304

REPURCHASE AGREEMENTS 1.0%

Copart, Inc.*

5,838

249,983

Collateralized by obligations of

Rollins, Inc.

14,049

208,206

the U.S. Treasury or U.S.

Mine Safety Appliances Co.†

4,651

185,994

Government Agencies

Stericycle, Inc.*†

3,054

________

157,892

Mizuho Financial Group, Inc.

Total Industrials

________

4,316,243

issued 06/30/08 at 1.75% due

07/01/08

$

341,490

341,490

MATERIALS 9.3%

Morgan Stanley issued 06/30/08

at 1.70% due 07/01/08

39,403

39,403

Cleveland-Cliffs, Inc.†

12,202

1,454,356

Lehman Brothers Holdings, Inc.

Steel Dynamics, Inc.†

20,428

798,122

issued 06/30/08 at 0.25% due

Commercial Metals Co.†

18,886

712,002

07/01/08

26,268

________

26,268

CF Industries Holdings, Inc.

3,298

503,935

Terra Industries, Inc.†

8,977

________

443,015

Total Repurchase Agreements

Total Materials

________

3,911,430

(Cost $407,161)

________

407,161

FINANCIALS 4.5%

Total Investments 138.9%

Jones Lang LaSalle, Inc.†

7,647

460,273

(Cost $54,967,442)

$

_________

58,523,258

W.R. Berkley Corp.

14,046

339,352

Liabilities in Excess of Other

Eaton Vance Corp.†

8,036

319,511

Assets – (38.9)%

$

(16,393,804)

_________

2

MID-CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

June 30, 2008

Net Assets – 100.0%

$

42,129,454

*

Non-Income Producing Security.

†

All or a portion of this security is on loan at June 30, 2008.

3